SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    May 18, 2005 (May 13, 2005)

                              COMFORCE Corporation
             (Exact name of registrant as specified in its charter)


               Delaware                                1-6081                               36-2262248
               --------                                ------                               ----------
    (State or other jurisdiction of           (Commission File Number)                      (IRS
              incorporation)                                                               Employer
                                                                                        Identification No.)


415 Crossways Park Drive, P.O. Box 9006, Woodbury, New York             11797
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code:      (516) 437-3300
                                                         --------------

         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into Material Definitive Agreement

On May 13, 2005, the Registrant's Revolving Credit and Security Agreement with PNC Bank, National Association, as a lender and administrative agent and other financial institutions participating as lenders (the "PNC Credit Facility") was amended to lower the interest rates calculated in reference to LIBOR. Borrowings under the PNC Credit Facility continue to bear interest, at the Registrant's option, at a per annum rate equal to either (1) the greater of the federal funds rate plus 0.5% or the base commercial lending rate of PNC as announced from time to time, or (2) LIBOR plus a specified margin. This margin has been restated as follows:

         Fixed charge coverage ratio                   New margin (%)         Former margin (%)

         greater than 1.50:1.00                           1.75                     2.50
         greater than 1.30:1.00 to 1.50:1.00              2.00                     2.50
         greater than 1.05:1.00 to 1.30:1.00              2.25                     2.75
         equal to or less than 1.05:1.00                  2.50                     3.00

The amendment also reduced the lenders' audits of the Registrant at the Registrant's expense from three to two per calendar year, subject to specified exceptions.

Item 8.01.  Other Events

On May 17, 2005, the Registrant issued a press release announcing the amendment of the PNC Credit Facility as described in Item 1.01 above and the Registrant's repurchase of $3.0 million of its 12% Senior Notes. The press release is incorporated by reference to Exhibit 99.1 of this report.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

     10.1 Amendment No. 4 to Revolving Credit and Security Agreement dated as of May 13, 2005 among the Registrant and certain of its operating subsidiaries, as borrowers, and PNC Bank, National Association, as agent and lender, and other participating lenders.

     99.1 Press release issued May 17, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMFORCE Corporation



By:  /s/ Harry V. Maccarrone
    -------------------------
     Harry V. Maccarrone
     Executive Vice President and Chief Financial Officer

Dated:  May 17, 2005


                                  EXHIBIT INDEX

Item              Description

10.1 Amendment No. 4 to Revolving Credit and Security Agreement dated as of May 13, 2005 among the Registrant and certain of its operating subsidiaries, as borrowers, and PNC Bank, National Association, as agent and lender, and other participating lenders.

99.1      Press release issued May 17, 2005.



                                       3